Braddock Multi-Strategy Income Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated January 22, 2016 to the
Prospectus dated December 31, 2015

The following, which includes Predecessor Account performance information for calendar year 2015, replaces the section entitled “Performance” on page 9 of the Prospectus:

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows changes in the performance of the Fund’s Institutional Class Shares from calendar year to calendar year. The table shows the average annual total returns for each class of the Fund over time and compares these returns to the returns of the Barclays Aggregate Bond Index and the Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index, each a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies. Updated performance information is available at the Fund’s website, www.libertystreetfunds.com. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership account, Braddock Structured Opportunities Fund Series A, L.P., which commenced operations on July 31, 2009, (the "Predecessor Account"), into shares of the Fund. Information in the bar chart and the performance table below prior to December 31, 2015 are for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account's performance may have been adversely affected. Braddock Financial LLC (formerly, “Braddock Financial Corporation”) was the investment adviser to the Predecessor Account.

Calendar-Year Total Return (before taxes) – Institutional Class Shares
For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV	9.65%	Quarter Ended 9/30/2012
Lowest Calendar Quarter Return at NAV	(0.34)%	Quarter Ended 12/31/2011

Average Annual Total Returns (for the Periods Ended December 31, 2015)

	1 Year	3 Years	5 Years	Since Inception	Inception Date/From
Institutional Class — Return Before Taxes	4.36%	7.28%	9.93%	11.61%	7/31/2009
Institutional Class — Return After Taxes on Distributions*	4.36%	7.28%	9.93%	11.61%	7/31/2009
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares*	2.47%	5.64%	7.88%	9.40%	7/31/2009
Class A Shares — Return Before Taxes	(1.88)%	4.92%	8.36%	10.31%	7/31/2009
Class C Shares — Return Before Taxes	2.32%	6.21%	8.83%	10.50%	7/31/2009
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.44%	3.25%	3.91%	7/31/2009
Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	(4.55)%	1.64%	4.84%	8.30%	7/31/2009

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares and after-tax returns for classes other than Institutional Class shares will vary from returns shown for Institutional Class shares.

The following replaces the fourth paragraph in the section entitled “The Advisor and Sub-Advisor” on page 19 of the Prospectus:

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-advisory Agreement will be available in the Fund’s Annual Report to shareholders dated as of December 31, 2015.

Please file this Supplement with your records.

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